                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this Registration Statement on Form S-4.

MUNSON, CRONICK & ASSOCIATES

Fullerton, California,
December 10, 1996